UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

Opus Genetics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive, Suite 220 Durham, NC	27709
(Address of principal executive offices)	(Zip Code)

(248) 957-9024

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 19, 2025, in connection with a periodic review of the bylaws of Opus Genetics, Inc. (the “Company”), the Company’s board of directors adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things, enhance stockholders’ rights by:

•	Eliminating most procedural requirements (other than the default requirements under the General Corporation Law of the State of Delaware) for stockholders to act by written consent;
•	Providing holders of 20% of the issued and outstanding shares the ability to call a special meeting of the Company’s stockholders;
•	Reducing the existing threshold for stockholders to remove directors (with or without cause) from 66 2/3% to a simple majority of the outstanding shares;
•	Providing stockholders with the exclusive authority to amend certain provisions of the Bylaws; and
•	Reducing the threshold for stockholders to amend the Bylaws from 66 2/3% to a simple majority of the outstanding shares.

The Amended and Restated Bylaws also implement certain ministerial and conforming changes. The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01   Other Events

On March 14, 2025, in collaboration with the Company's commercialization partner FamyGen Life Sciences, Inc., the Company filed a complaint for patent infringement of certain RYZUMVI™ patents against Sandoz Inc. (“Sandoz”) in the District of New Jersey in response to Sandoz’s ANDA filing seeking approval to manufacture, use or sell a generic version of RYZUMVI™ in the U.S. prior to expiration of the RYZUMVI™ patents. The complaint seeks, among other relief, equitable relief enjoining Sandoz from infringing the RYZUMVI™ patents. The Company intends to vigorously enforce its intellectual property rights relating to RYZUMVI™.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Opus Genetics, Inc., effective as of March 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date: March 20, 2025	By:	/s/ Dr. George Magrath
	Name:	Dr. George Magrath
	Title:	Chief Executive Officer